UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2008

SECURED DIGITAL APPLICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25658	84-1357927
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No)
230 Park Avenue, 10th Floor, New York, NY	10169
(Address of principal executive offices)	(ZIP Code)

Registrant's telephone number, including area code: (212) 551-1747

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Condition

Item 2.02.       Results of Operations and Financial Condition

On April 16, 2008, Secured Digital Applications, Inc. issued a press release announcing its audited financial results for the year ended December 31. 2007, in conjunction with the filing of its annual report on Form 10-K. A copy of the press release is furnished herewith and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Section 9 – Financial Statements and Exhibits

Item 9.01.       Financial Statements and Exhibits

(c)        Exhibits.

            99.1   Press release dated April 16, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURED DIGITAL APPLICATIONS, INC.

		By:	/s/ Patrick Soon-Hock Lim

			Name:	Patrick Soon-Hock Lim
			Title:	Chairman & Chief Executive Officer

Date:	April 16, 2008

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release dated April 16, 2008

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